SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                       November 14, 2003
Date of Report................................................................
                               (Date of earliest event reported)



                      DAIMLERCHRYSLER MASTER OWNER TRUST

                         CARCO AUTO LOAN MASTER TRUST

                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
...............................................................................
            (Exact name of registrant as specified in its charter)



      State of Delaware               333-106332               38-3523542
..............................      .................       ...................
(State or other jurisdiction         (Commission)            (IRS Employer
       of incorporation)               File No.)           Identification No.)



             27777 Inkster Road, Farmington Hills, Michigan 48334
...............................................................................
                   (Address of principal executive offices)


                                                         (248) 427-2577
Registrant's telephone number, including area code............................

Item 5.  Other Events.
         ------------

     On November 14, 2003, DaimlerChrysler Wholesale Receivables LLC ("DCWR"), as seller, DaimlerChrysler Services North America LLC ("DCS"), as servicer, and The Bank of New York, as trustee, entered into a first amendment dated as of November 14, 2003 (the "First PSA Amendment") to the Amended and Restated Pooling and Servicing Agreement dated as of December 5, 2001 (the "Amended and Restated Pooling and Servicing Agreement"). The First PSA Amendment is attached hereto as Exhibit 4.1, and the Amended and Restated Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. The Amended and Restated Pooling and Servicing Agreement attached hereto as Exhibit 4.2 supersedes and replaces Exhibit 4.1 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-73570).

     On November 14, 2003, DCWR, as buyer, and DCS, as seller, entered into an amended and restated receivables purchase agreement dated as of November 14, 2003 (the "Amended and Restated Receivables Purchase Agreement"). The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a) Financial statements of businesses acquired;

         None

     (b) Pro forma financial information:

         None

     (c) Exhibits:

         Exhibit 4.1    First PSA Amendment

         Exhibit 4.2 Amended and Restated Pooling and Servicing Agreement (supersedes Exhibit 4.1 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-73570))

         Exhibit 99     Amended and Restated Receivables Purchase Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, as depositor to CARCO Auto Loan Master Trust and as beneficiary of DaimlerChrysler Master Owner Trust

                                 By:   Chrysler Financial
                                       Receivables Corporation, a Member


                                 By:         /s/ B. C. Babbish
                                    ------------------------------------------
                                                 B. C. Babbish
                                                 Assistant Secretary



Date:  November 25, 2003

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.          Description of Exhibit
-----------          ----------------------

    4.1              First PSA Amendment

    4.2 Amended and Restated Pooling and Servicing Agreement (supersedes Exhibit 4.1 previously filed with the Registrant's Registration Statement on Form S-3 (File No. 333-73570))

    99               Amended and Restated Receivables Purchase Agreement